UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

Forza X1, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

(Address of principal executive offices)

(772) 429-2525

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FRZA	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

In an effort to retain cash and reduce expenditures and as a result of current market conditions, on July 11, 2024, the Board of Directors of Forza X1, Inc. (the “Company”) determined to discontinue and wind down the Company’s business related to the development and sale of electric boats utilizing its proprietary outboard electric motor. The Company intends to explore strategic alternatives, including a potential merger with Twin Vee PowerCats Co.

The Company continues to optimize its workforce to align with current production needs and financial realities and is currently down to five employees.

The Company expects to incur pre-tax charges of less than $100,000 for the workforce reduction, most of which is expected to be incurred in the third quarter of fiscal year 2024. These charges will be substantially settled in cash and almost entirely consist of severance, continuation of salaries and benefits over a transitional period during which impacted employees remain employed but are not expected to provide active service, and other customary employee benefit payments in connection with an employee reduction. The wind down of the Company’s operations is expected to reduce the Company’s monthly cash used in operating activities from approximately $403,000 per month in the first quarter of 2024 by more than 50%, to less than approximately $200,000 per month.

This Item 2.05 contains “forward-looking” statements and estimates, including anticipated cost reductions and estimated restructuring costs. These statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including whether anticipated cost reductions will be achieved and other risks detailed in the “Risk Factors” section of our most recent periodic report filed with the SEC. These statements represent our estimates and assumptions only as of the date of this Current Report. We do not undertake any obligation to update publicly any such forward-looking statements, even if new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024	FORZA X1, INC.
(Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Interim Chief Executive Officer